[LOGO]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2001

                                     [LOGO]

THIS REPORT, INCLUDING THE FINANCIAL STATEMENTS HEREIN, IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

JFCRM-SR-01                                                     F01-051  6/30/01

                                     [LOGO]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

CONTENTS
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                                                                            PAGE

Objectives                                                                     1
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Management                                                                     1
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Market Information                                                             1
--------------------------------------------------------------------------------

Highlights                                                                     2
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Chairman's Statement                                                           3
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Investment Review                                                              4
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Major Holdings                                                                 8
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Investment Portfolio                                                          10
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Statement of Assets and Liabilities                                           15
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Statement of Operations                                                       16
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Statements of Changes in Net Assets                                           17
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Financial Highlights                                                          18
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Notes to Financial Statements                                                 19
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Results of the Annual Shareholders Meeting                                    23
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Dividend Reinvestment and Cash Purchase Plan                                  24
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Directors and Administration                                                  25
--------------------------------------------------------------------------------

                                     [LOGO]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

OBJECTIVES
--------------------------------------------------------------------------------

    Jardine Fleming China Region Fund, Inc. (the "Fund") seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People's Republic of China (PRC or China), Hong Kong, Taiwan, and Macau--collectively, the China Region.
    The Fund provides investors with an opportunity to participate in the growing economies of the China Region, especially that of the PRC, although investments are expected to be predominantly in securities listed on the Stock Exchange of Hong Kong. Hong Kong enterprises have made substantial investments in the PRC, in Guangdong Province in particular, where abundant cheap labor and land are available. Hong Kong is also the largest trading partner of the PRC.
    The economies of the PRC, Hong Kong, Taiwan, and Macau have become increasingly linked over the past 10 years and are expected to become further integrated now that Hong Kong and Macau have reverted to Chinese sovereignty. Investments made by the Fund will seek to take advantage of opportunities resulting from this linkage among the China Region markets.

MANAGEMENT
--------------------------------------------------------------------------------

    JF International Management Inc. ("JFIM") (formerly Jardine Fleming International Management Inc.) is the investment management company appointed to advise and manage the Fund's portfolio. With the completion of the merger between Robert Fleming Holdings Ltd. and The Chase Manhattan Corporation ("Chase") in October 2000, and the subsequent merger between Chase and J.P. Morgan & Co. Incorporated in January 2001, JFIM became part of J.P. Morgan Chase & Co. ("JPMC"), one of the world's premier financial services institutions. In asset management, JPMC will operate globally under the name of JPMorgan Fleming Asset Management ("JPMFAM"), although in Asia it will use the sub-brand JF Asset Management. Funds under management for the global asset management business was US$611 billion as of June 30, 2001. The investment philosophy of JPMFAM is to maintain two distinct and separate investment processes for their equity products.
    Chung Man Wing is the portfolio manager of the Fund. Mr. Chung joined JFIM in late 2000 as head of the Greater China team. Previously, he was chief investment officer at HSBC Asset Management (Asia).

MARKET INFORMATION
--------------------------------------------------------------------------------

THE FUND IS LISTED ON THE NEW YORK STOCK EXCHANGE (SYMBOL JFC).
THE SHARE PRICE IS PUBLISHED IN
--------------------------------------------------------------------------------

_ The Wall Street Journal (daily)
_ The Asian Wall Street Journal (daily)
_ Reuters (page JFC)

THE NET ASSET VALUE IS PUBLISHED IN
--------------------------------------------------------------------------------

_ The Wall Street Journal under "Closed-End Funds" (every Monday)
_ The Asian Wall Street Journal under "Closed-End Funds" (every Monday) _ South China Morning Post in Hong Kong (first Thursday of every month) _ Reuters (page JFC)

                                    -- 1 --
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                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------
                                                                          JUNE 30, 2001       December 31, 2000
                                                                                US$                 US$
---------------------------------------------------------------------------------------------------------------
Net Assets                                                                $53.1 MILLION            $56.2 million
Net Asset Value Per Share                                                 $9.06                    $9.34

MARKET DATA
Share Price on the
   New York Stock Exchange                                                $7.75                    $7.06
Discount to Net Asset Value                                              -14.5%                   -24.4%

TOTAL RETURN FOR THE PERIOD ENDED JUNE 30, 2001
---------------------------------------------------------------------------------------------------------------
Net Asset Value                                                                   -3.0%
Share Price                                                                       +9.7%
JFC Benchmark Index*                                                              -8.2%
MSCI Hong Kong Index (Total)                                                     -15.8%
BNP Prime Peregrine China Index                                                  +17.5%
Taiwan Weighted Index                                                             -1.1%

NET ASSET VALUE AND SHARE PRICE VS. TARGET INDEX

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               Net Asset Value         Share Price        JFC Benchmark Index*
7/16/92**           100.00                100.00                 100.00
Sep-92              100.90                 80.00                  79.10
Dec-92              109.30                 93.00                  90.20
Mar-93              120.50                108.90                  94.30
Jun-93              122.30                120.10                  83.10
Sep-93              128.40                126.80                  84.70
Dec-93              189.00                187.40                 129.00
Mar-94              136.60                136.10                  91.10
Jun-94              124.00                123.30                  82.80
Sep-94              133.00                129.80                  94.10
Dec-94              115.70                 94.30                  72.20
Mar-95              109.40                 94.30                  67.10
Jun-95              111.90                 92.30                  69.30
Sep-95              112.90                 94.40                  68.80
Dec-95              103.00                 84.50                  63.30
Mar-96              110.10                 95.10                  70.70
Jun-96              112.00                 87.70                  71.50
Sep-96              112.20                 85.60                  74.70
Dec-96              132.80                 95.30                  97.40
Mar-97              134.00                 99.50                  99.70
Jun-97              170.30                124.90                 114.40
Sep-97              167.70                124.00                 116.20
Dec-97              110.00                 82.90                  83.70
Mar-98              107.60                 80.80                  83.70
Jun-98               72.70                 54.20                  63.50
Sep-98               60.80                 40.90                  56.90
Dec-98               69.90                 46.80                  61.40
Mar-99               69.70                 47.80                  62.50
Jun-99               90.40                 74.40                  80.70
Sep-99               84.11                 56.86                  75.59
Dec-99              110.11                 72.07                  90.23
Mar-00              118.43                 75.28                  96.66
Jun-00               98.52                 66.73                  85.48
Sep-00               95.35                 66.00                  79.73
Dec-00               87.30                 60.33                  71.12
1-Mar                84.59                 60.73                  69.80
1-Jun                84.69                 66.20                  65.30

*  JFC Benchmark: MSCI Golden Dragon Index (Total)
   Prior to March 2001: 25% Taiwan Weighted Index, 20% BNP Prime Peregrine China
                        Index, 50% MSCI Hong Kong Index, 5% HSBC
   Prior to March 1999: 60% Hong Kong All Ordinaries Index, 30% Credit Lyonnais
                        Securities Asia All China B Index, 10% Taiwan Weighted Index
   Prior to January 1997: Peregrine Greater China Index
** Commencement of operations
   Source: JF

                                     -- 2 --
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                                     [LOGO]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------

Dear Fellow Shareholders:
    In February this year, the Board approved the adoption of the MSCI Golden Dragon Index as the Fund's benchmark with commencement date on March 1, 2001. The Board believes that the new benchmark can better measure the Fund's investment management performance. The Board stressed that the Fund would not be seeking to replicate the performance of the new index but will continue to be actively managed to invest in the best opportunities in the China Region.

    China Region equity market performance was mixed in 1H 2001. Hong Kong disappointed as the Hang Seng Index fell 13.6% despite the potential support of tumbling U.S. interest rates. Taiwan rose at first but later fell back to end 1.1% down, a victim of falling global demand for technology products, especially semiconductors. Direct China plays on the other hand had an excellent quarter. Spurred by the meteoric rise of the small domestic-oriented Shanghai and Shenzhen B share markets, Hong Kong H shares and Red Chips gained 42.3% and 11.9%, respectively.

    In these challenging, volatile markets the Fund outperformed in 1H, down 3.0% in NAV terms versus an 8.2% decline in the Jardine Fleming China Region Fund benchmark. On account of our share buyback program described below, the Fund's share price did much better than the NAV, rising 9.7% as the discount narrowed.

    Looking ahead, we believe that facing an uncertain global outlook, investors will focus even more on sustainable growth. As such, the China Region remains very attractive. We have increased exposure to better quality, direct China plays listed in Mainland China and Hong Kong. This has been at the expense of Taiwan which we have underweighted on a tactical basis, although the long-term investment case for that country is still sound. We are confident that our disciplined yet flexible investment approach that acknowledges the volatile nature of emerging asset classes will generate good long-term returns for our shareholders.

    Following the expiration of the tender offer on December 18, 2000, the Fund resumed its repurchase program in January this year. During the six months ended June 30, 2001, the Fund repurchased a total of 148,000 shares in the open market at a per-share weighted average discount to net asset value of 20.12%.

    Apart from using share buybacks as an ongoing and permanent mechanism to address the discount, the Board of Directors is also committed, beginning in 2001, to implement a partial tender offer or similar transaction if the Fund's shares trade at an average discount to net asset value in excess of 20% for any 13-week period, limited to one such transaction in each calendar year. In recognition of the fact that the average discount to net asset value for the Fund's shares exceeded 20% during the first thirteen weeks of 2001, the Board of Directors initiated a tender offer to acquire up to 20% of the Fund's outstanding shares of common stock which commenced on June 11, 2001 and remained open through July 9, 2001. Pursuant to this tender offer, the Fund purchased a total of 1,172,856 shares, representing 20% of the Fund's issued and outstanding shares, at a price equal to 95% of the Fund's net asset value per share on the closing date of July 9, 2001.

    The Board noted that the discount of the Fund has improved since May this year to a level below 20%. The Board will continue to actively manage the discount to net asset value at which the Fund's shares trade in the market.

Respectfully submitted,

/s/ Signature
The Rt. Hon. The Earl of Cromer
Chairman
July 27, 2001

                                    -- 3 --

                                     [LOGO]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

INVESTMENT REVIEW
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    The environment facing global equity markets was challenging during the first half amid the slowdown in the U.S. economy and uncertain demand outlook for technology/capital goods. Within the China Region, Hong Kong's Hang Seng Index fell by 13.6%, while Taiwan's Weighted Index was down 1.1%. On the other hand, the two smaller, domestic-oriented China B share markets in Shanghai and Shenzhen were boosted by strong domestic liquidity and unexpectedly positive policy support. The Shanghai B Index and the Shenzhen B Index were up 142.7% and 168.3%, respectively.

    As a result of these mixed returns and the high intra-period volatility in the Region's markets, the net asset value of the Fund was down 3.0% although the share price rose 9.7% as the discount narrowed. This compares with an 8.2% decline in the Jardine Fleming China Region Fund benchmark.

    In Hong Kong, the fall in the Hang Seng Index was disappointing given the aggressive interest rate cuts in the U.S. and Hong Kong. Low nominal interest rate failed to excite demand given the persistent deflation and continued economic restructuring. Consumer confidence was still low amid worsening unemployment. Affected by the slowdown in the U.S., external trade deteriorated. As a result, GDP growth projections were revised down and earnings forecasts for major blue chip companies were reduced. Overall sentiment towards the traditional, blue chip market therefore remained cautious. On the other hand, the Hong Kong equity market actually became two-tiered during the period. Outside of the blue chips, the China-related H shares and Red Chip stocks outperformed on the back of good macroeconomic numbers from Mainland China, expectations of positive news (China's WTO entry and Beijing's bid to host the 2008 Olympiad) and speculative liquidity inflows in wake of the strong performance of the domestic Chinese B share markets. The Hang Seng China Enterprises Index and the Hang Seng China Affiliated Corporate Index were up 42.3% and 11.9%, respectively.

    Investment sentiment continued to be bullish in Mainland China given the strong economic dynamics. Although export growth momentum started to be affected by the slowdown in the U.S., China's trade surplus was still remarkably resilient when compared with other Asian economies. More importantly, foreign direct investment continued to be attracted by China's vast market potential. Private consumption as well as public spending recovered visibly and were the key drivers behind the 7.8% GDP growth during the first half. As a result, the B share markets were boosted by powerful domestic investors interest. The unexpected policy relaxation in February, which formally allowed participation in B shares by domestic hard currency holders, was a significant watershed. It reaffirmed the Chinese government's commitment to deepening financial market reforms. It also fueled expectation of eventual unification of the A and B shares markets. As a result, B shares were propelled to virtually uncharted territories in late May, the lingering issue of poor corporate governance notwithstanding.

    The small year-to-date decline in the Taiwan Weighted Index did not reflect the intra-period market volatility and the deteriorating economic and political environment. After the rebound at the beginning of the year, which lifted the Index above the 6,100 level in mid February, investment sentiment worsened rapidly. First, export orders and industrial production plunged on the back of falling information technology investment spending by the U.S., which had a direct impact on Taiwan's electronic exports. For example, export orders contracted by 14% year-on-year in May, which was the most severe monthly decline since March 1990. Subsequently, heavyweight electronic stocks fell sharply as corporate earnings from the U.S. technology sector continued to disappoint over the second quarter and as growth outlook became uncertain. The drop in stock prices triggered margin call-related, indiscriminate selling by local

                                    -- 4 --
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                                     [LOGO]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

INVESTMENT REVIEW (CONTINUED)
--------------------------------------------------------------------------------

financial institutions and corporate investors. There was further instability on the political front as former President Lee teamed up with President Chen. This intensified the conflict between the administration and a still powerful opposition party with the Legislative Yuan election approaching. This unfortunately led to policy indecisiveness and dented confidence further. As a result, the currency has been under tremendous pressure amid signs of capital flight and the Taiwan Weighted Index now looks set to test new lows.

OUTLOOK

    In Hong Kong, reported economic numbers continued to be sluggish as economic recovery proves to be slow and narrow-based. Although property sales picked up marginally, asset prices remained under pressure. Despite multiple cuts in nominal interest rates, real interest rates remained high, owing to continued deflation, and investment demand was still weak. Given the slowdown in the U.S., external trade moderated. Employment prospects have not improved, with the unemployment rate staying stubbornly high at 4.6% in June. Overall, economists have been revising down their growth projections and Hong Kong's GDP growth for this year is likely to be at a sub-trend level of around 3%.

    Mainland China's economic outlook remains bright. GDP momentum continues to be strong, as witnessed by the surprisingly strong 7.8% quarter-on-quarter growth in the second quarter. Although the continued economic slowdown in the U.S. has started to affect China's export growth and the trade surplus may shrink this year, buoyant consumer demand and renewed fiscal stimulus have compensated for this. Furthermore, China's imminent WTO accession will translate into significant benefits to the Chinese economy. In the short-term, capital inflows will escalate further as more and more multinationals establish themselves in China. In fact, foreign direct investment flows have been surging even before the official WTO entry, posting 20% plus year-on-year growth in recent months. We estimate that foreign direct investment alone may contribute 1 percentage point to China's GDP growth. Over the longer term, WTO will mean increased foreign competition and new MODUS OPERANDI for domestic enterprises. Corporate restructuring, albeit painful at times, will accelerate and reach virtually all segments of the economy. In order to stay competitive, Chinese enterprises will have to downsize and raise capital. This process will offer numerous investment opportunities for the Fund and eventually give rise to a more efficient Chinese corporate sector.

    In Taiwan, the near term macro outlook has deteriorated sharply. Hurt by the slowdown in the U.S. economy in general and the retrenchment of global technology demand in particular, Taiwan's exports and industrial production have plummeted. As a result, GDP growth decelerated to a 26-year slow pace of 1.06% year-on-year in the first quarter of 2001. Rapidly worsening employment prospects and tight credit policy by the banks have led to sluggish consumption and investment and a mini credit crunch is possible. On the other hand, anecdotal evidence suggests that capital flows across the straits into China have been on the rise as Taiwanese investors are lured by the better prospect in the Mainland. As such, the New Taiwan Dollar currency has been under downward pressure despite Taiwan's enormous foreign exchange reserves. Added to the economic woes is an inexperienced administration, which is often at odds with a powerful opposition party. This political quagmire has been reflected in economic policy inertia and will culminate in the Legislative Yuan elections at the end of the year.

    As far as the equity markets are concerned, the timing of the U.S. recovery and restructuring and reforms in China will be the two key factors that determine share price performance. After a series of interest rate reductions, the U.S. economy in general and capital goods demand in particular are expected to show signs of revival towards the end of the year. If this becomes apparent, general investor sentiment

                                    -- 5 --

                                     [LOGO]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

INVESTMENT REVIEW (CONTINUED)
--------------------------------------------------------------------------------

should improve. In particular, blue chip stocks in Hong Kong and export-oriented electronic and technology stocks in Taiwan should stabilize. As for China, healthy economic growth plus strong commitment to restructuring will continue to attract investors. Further financial market opening will stimulate an equity investment culture among domestic investors while increasing access to the China growth story for foreign investors. As a result, market breadth and depth will improve and China-related shares as a group should provide satisfactory returns.

    Given our assessment of the overall macro environment and our expectation of returns from the different markets and asset classes, we have adopted several asset allocation changes within the Fund. In Hong Kong, while we have maintained the overall level of investments in the market, we have reduced our exposure to the blue chip stocks while increasing our investment in good quality mid-cap companies. While we continue to be positive about the financial strength and transparency of the major Hong Kong blue chip companies over the long run, their share price performance in the near and medium term is likely to be lackluster given the slow economy. On the other hand, selected mid-cap companies, including some of the coming new issues, exhibit more exciting earnings growth potential. Often these companies are increasing their business exposure in China while their stocks are still undervalued given their strong prospects.

    We have significantly increased our investment in various types of China shares. The unexpected opening of the B share market to domestic investors indicates faster pace of capital market reform and has since then lifted the profile and market turnover of the B shares in Shanghai and Shenzhen. While the issue of corporate governance remains, selected B shares have now become viable investment candidates for fundamental-oriented investors, especially with relatively lower valuations to their A share counterparts. From a bottom up perspective, we have built positions in a handful of better quality B shares, with a preference for those that are exposed to the flourishing domestic consumer sector. The Hong Kong-listed H shares in general carry the same corporate governance and transparency risk as the B shares. Nonetheless, the valuation argument is compelling as they are trading at steep discount to A shares and even to B shares. With improving liquidity, some of the better quality H shares become investable while providing investors with genuine exposure to the fast growing Chinese economy. Therefore we have been gradually increasing our investments in selected H shares. With regard to the Red Chip stocks, we intend to increase our overweight as many of them are undergoing corporate restructuring, which should streamline their businesses and improve return to shareholders. Also from a capital market perspective, the Red Chips will be able to secure cheap financing if their plans to issue CDR ("Chinese Depository Receipt") are approved by the Chinese regulatory authorities. In terms of share price performance, Red Chips have lagged the B and H shares and this renders the attractive Red Chip "catch-up" plays.

    On the other hand, we have tactically reduced our exposure to the Taiwanese market. Despite recent weak performance, near term potential upside is very limited. The growth outlook is still very uncertain while corporate earnings projections are still too optimistic. We are also wary that the political picture will remain murky until at least the end of the year. As such, we expect the Taiwanese market to underperform Hong Kong and China shares over the next few months. Nonetheless, we remain constructive towards the leading Taiwanese technology companies over the long run as they continue to benefit from the trend of outsourcing despite current weak demand. When global IT demand eventually recovers and when the domestic political uncertainty settles, these world-class companies will perform better. As such, the long-term investment case for Taiwan remains intact, in our view, and we are maintaining our core strategic positions in a handful of long-term winners.

                                    -- 6 --

                                     [LOGO]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

INVESTMENT REVIEW (CONTINUED)
--------------------------------------------------------------------------------

    To conclude, given the uncertain global outlook, investors will focus even more on sustainable homegrown growth stories. As such, we believe that investors will soon recognize the long-term attraction of the China Region, with China's adoption into the WTO serving as the catalyst. In the short-term, abundant domestic liquidity and further development in terms of corporate restructuring and capital market reforms will provide lucrative investment opportunities amongst Hong Kong and China shares. As such we are proactively positioning the Fund to benefit from these positive developments and are therefore increasing our exposure to the better quality, direct China plays, especially those that are listed in Mainland China and Hong Kong. We shall adopt a disciplined yet flexible investment approach, while acknowledging the fact that trading pattern of certain stocks may be volatile given the emerging nature of the asset classes.

    We are confident that this strategy will generate good return to our shareholders over the long-term.

Respectfully submitted,

/s/ Signature
A. Douglas Eu
President

July 27, 2001

                                    -- 7 --

                                     [LOGO]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

MAJOR HOLDINGS
--------------------------------------------------------------------------------

AT JUNE 30, 2001
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                                                                              % of Net
                                                                                               Assets
-------------------------------------------------------------------------------------------------------
HUTCHISON WHAMPOA                                                                                 7.6

    One of Hong Kong's leading conglomerates, controlling 60% and 50% of the container ports in Hong Kong and Shanghai, respectively. Hutchison should benefit from an increase in PRC exports.

CHEUNG KONG HOLDINGS                                                                              5.9

    One of Hong Kong's premier property companies with significant property developments in Hong Kong and the PRC. Cheung Kong has been discussing numerous property and infrastructure projects in China.

CHINA UNICOM                                                                                      4.4

    China Unicom provides telecommunications services in the PRC. Its services include cellular, paging, long distance, data, and Internet services.

SUN HUNG KAI PROPERTIES                                                                           4.0

    Hong Kong's premier and largest property company with an investment properties portfolio of over 15 million square feet and a property development landbank in excess of 30 million square feet. Although primarily focused in Hong
Kong, SHK Properties has been gradually expanding its property exposure to three strategic locations in China -- Beijing, Shanghai, and Guangzhou.

CHINA MOBILE (HONG KONG)                                                                          4.0

    Owns and operates  cellular  network  businesses  with a combined 93% market share in six provinces in China.  With limited  competition on the horizon,  the
company  is  expected  to  grow  significantly.   It  is  the  only  listed  PRC
telecommunications stock in Hong Kong included in the Hang Seng Index.

BEIJING CAPITAL INTERNATIONAL AIRPORT                                                             3.5

    Beijing  Capital   International  Airport  operates  both  aeronautical  and
non-aeronautical business in the Beijing airport.

CHINA RESOURCES ENTERPRISE                                                                        3.3

    China  Resources   Enterprise  develops  and  invests  in  real  estate  and
infrastructural projects, provides cold storage servcies, and manufactures beer, food,  building  materials,  and chemical  products.  It also  distributes  food products and operates supermarkets.

                                    -- 8 --

                                     [LOGO]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

MAJOR HOLDINGS (CONTINUED)
--------------------------------------------------------------------------------

AT JUNE 30, 2001

-------------------------------------------------------------------------------------------------------
                                                                                              % of Net
                                                                                               Assets
-------------------------------------------------------------------------------------------------------

BANK OF EAST ASIA                                                                                 2.6

    Bank of East Asia provides general banking and related financial services.

CHINA EVERBRIGHT                                                                                  2.5

    China Everbright provides investment banking, commercial banking, corporate finance, and investment advisory services. It also invests in properties and provides insurance, brokerage, secretarial, and money lending services.

COFCO INTERNATIONAL                                                                               2.4

    COFCO International operates food processing businesses. It processes and refines edible oil and fats, produces wine and beverage as well as flour including wheat and other grain products. In addition, it trades food products.

-------------------------------------------------------------------------------------------------------
TOTAL MAJOR HOLDINGS                                                                             40.2
-------------------------------------------------------------------------------------------------------

                                    -- 9 --

                                     [LOGO]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------------------------------
AT JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------------------------------
                                                                               Holdings         Market
                                                                              (in shares         Value
Description                                                                     or par)        (in US$)
--------------------------------------------------------------------------------------------------------
COMMON STOCKS (UNLESS OTHERWISE NOTED)
--------------------------------------------------------------------------------------------------------
CHINA (7.6%)
--------------------------------------------------------------------------------------------------------
COMMUNICATION EQUIPMENT (1.2%)
   Eastern Communications 'B'                                                    350,000       606,200
--------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING (1.1%)
   China International Marine Container 'B'                                      300,000       606,169
--------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES (1.1%)
   CSG Technology Holdings 'B'                                                   510,000       578,669
--------------------------------------------------------------------------------------------------------
MACHINERY (1.6%)
   Shanghai Zhenhua Port Machinery 'B'                                           599,200       837,682
--------------------------------------------------------------------------------------------------------
REAL ESTATE (2.6%)
   China Vanke 'B'                                                               500,000       646,811
*  Shanghai Lujiazui Finance and Trade Zone Development 'B'                      650,000       737,750
--------------------------------------------------------------------------------------------------------
                                                                                             1,384,561
--------------------------------------------------------------------------------------------------------
TOTAL CHINA                                                                                  4,013,281
========================================================================================================
HONG KONG (76.3%)
--------------------------------------------------------------------------------------------------------
AIRLINES (1.1%)
   China National Aviation                                                     2,950,000       567,322
--------------------------------------------------------------------------------------------------------
AUTOMOBILES (1.5%)
*  Denway Motors                                                               2,150,000       771,815
--------------------------------------------------------------------------------------------------------
BANKS (3.7%)
   Bank of East Asia                                                             600,261     1,392,949
   Hang Seng Bank                                                                 55,000       564,117
--------------------------------------------------------------------------------------------------------
                                                                                             1,957,066
--------------------------------------------------------------------------------------------------------
BUSINESS & PUBLIC SERVICES (1.0%)
   Arcontech                                                                   3,350,000       545,463
--------------------------------------------------------------------------------------------------------

                                    -- 10 --

                                     [LOGO]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------------------------------
AT JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------------------------------
                                                                               Holdings         Market
                                                                              (in shares         Value
Description                                                                     or par)        (in US$)
--------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (1.1%)
   Yanzhou Coal Mining 'H'                                                     1,300,000       600,015
--------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (1.9%)
*  Digital China Holdings                                                      1,900,000       992,654
--------------------------------------------------------------------------------------------------------
DISTRIBUTORS (3.3%)
   China Resources Enterprise                                                  1,050,000     1,770,238
--------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS (15.4%)
   China Everbright                                                            1,400,000     1,301,315
*  Guangzhou Investment                                                       10,500,000     1,144,260
   Guoco Group ++                                                                200,000     1,171,825
   Hutchison Whampoa                                                             400,600     4,044,623
   JCG Holdings                                                                  900,000       536,552
--------------------------------------------------------------------------------------------------------
                                                                                             8,198,575
--------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (4.4%)
*  China Unicom                                                                1,350,000     2,353,907
--------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES (2.3%)
   Beijing Datang Power Generation 'H'                                         1,800,000       617,324
   Huaneng Power International 'H'                                             1,000,000       612,195
--------------------------------------------------------------------------------------------------------
                                                                                             1,229,519
--------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.7%)
*  Travelsky Technology 'H'                                                      900,000       911,562
--------------------------------------------------------------------------------------------------------
FOOD PRODUCTS (4.0%)
   COFCO International                                                         5,650,000     1,267,661
*  Global Bio-chem Technology Group                                            4,200,000       861,561
--------------------------------------------------------------------------------------------------------
                                                                                             2,129,222
--------------------------------------------------------------------------------------------------------
GAS UTILITIES (3.6%)
   Hong Kong & China Gas                                                         922,427     1,158,976
*  Wah Sang Gas Holdings                                                         666,000       764,212
--------------------------------------------------------------------------------------------------------
                                                                                             1,923,188
--------------------------------------------------------------------------------------------------------

                                    -- 11 --


                                     [LOGO]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------------------------------
AT JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------------------------------
                                                                               Holdings         Market
                                                                              (in shares         Value
Description                                                                     or par)        (in US$)
--------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (2.4%)
   China Travel International                                                  6,500,000     1,225,031
*  China Travel International Warrants (expire 6/30/03)                        1,235,200        39,591
--------------------------------------------------------------------------------------------------------
                                                                                             1,264,622
--------------------------------------------------------------------------------------------------------
INSURANCE (0.7%)
   China Insurance International Holdings                                      1,018,000       345,868
--------------------------------------------------------------------------------------------------------
MARINE (1.9%)
   China Shipping Development 'H'                                              5,300,000     1,019,257
--------------------------------------------------------------------------------------------------------
METALS & MINING (4.3%)
   Angang New Steel 'H'                                                        6,000,000     1,061,566
   China Rare Earth Holdings                                                   3,500,000     1,234,006
--------------------------------------------------------------------------------------------------------
                                                                                             2,295,572
--------------------------------------------------------------------------------------------------------
MISCELLANEOUS (0.0%)
*  Health Asia MediCentres Beijing +                                           1,000,000             0
--------------------------------------------------------------------------------------------------------
OIL & GAS (2.2%)
   China Petroleum & Chemical 'H'                                              3,000,000       600,015
*  CNOOC                                                                         600,000       569,245
--------------------------------------------------------------------------------------------------------
                                                                                             1,169,260
--------------------------------------------------------------------------------------------------------
REAL ESTATE (10.8%)
   Cheung Kong Holdings++                                                        285,000     3,105,849
   New World Development                                                         410,000       499,372
   Sun Hung Kai Properties                                                       235,000     2,116,561
--------------------------------------------------------------------------------------------------------
                                                                                             5,721,782
--------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL (1.5%)
   Giordano International                                                      1,500,000       778,866
--------------------------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE (3.5%)
   Beijing Capital International Airport 'H'                                   6,000,000     1,884,664
--------------------------------------------------------------------------------------------------------

                                    -- 12 --


                                     [LOGO]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------------------------------
AT JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------------------------------
                                                                               Holdings         Market
                                                                              (in shares         Value
Description                                                                     or par)        (in US$)
--------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (4.0%)
*  China Mobile (Hong Kong)                                                      400,000     2,112,875
--------------------------------------------------------------------------------------------------------
TOTAL HONG KONG                                                                             40,543,312
========================================================================================================
TAIWAN (7.5%)
--------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (0.0%)
   Ambit Microsystems                                                              1,154         4,828
   Asustek Computer++                                                                214           903
--------------------------------------------------------------------------------------------------------
                                                                                                 5,731
--------------------------------------------------------------------------------------------------------
ELECTRICAL AND EQUIPMENT (0.0%)
   Phoenixtec Power                                                                  786           639
--------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.9%)
   Hon Hai Precision Industry                                                    170,600       896,852
*  Wintek                                                                        141,570       131,989
--------------------------------------------------------------------------------------------------------
                                                                                             1,028,841
--------------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (5.6%)
   Powerchip Semiconductor                                                       900,000       564,624
*  Taiwan Semiconductor Manufacturing                                            540,114     1,003,988
*  United Microelectronics                                                       400,840       532,047
*  Via Technologies                                                                  500         3,456
   Winbond Electronics                                                         1,000,000       839,384
--------------------------------------------------------------------------------------------------------
                                                                                             2,943,499
--------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL (0.0%)
   Far Eastern Textile                                                               336           187
--------------------------------------------------------------------------------------------------------
TOTAL TAIWAN                                                                                 3,978,897
========================================================================================================

                                    -- 13 --


                                     [LOGO]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------------------------------
AT JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------------------------------
                                                                               Holdings         Market
                                                                              (in shares         Value
Description                                                                     or par)        (in US$)
--------------------------------------------------------------------------------------------------------
UNITED KINGDOM (0.0%)
--------------------------------------------------------------------------------------------------------
BANKS (0.0%)
   HSBC Holdings (HKD)                                                               188         2,224
--------------------------------------------------------------------------------------------------------
TOTAL UNITED KINGDOM                                                                             2,224
========================================================================================================
UNITED STATES (7.5%)
--------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (7.5%)
   Citibank Time Deposit, 3.45%, 7/3/01                                        4,000,000     4,000,000
--------------------------------------------------------------------------------------------------------
TOTAL UNITED STATES                                                                          4,000,000
========================================================================================================
TOTAL INVESTMENTS
   (98.9% of Net Assets) (Cost $51,670,531)                                                 52,537,714
========================================================================================================
Other assets less liabilities                                                                  584,985
========================================================================================================
NET ASSETS                                                                                  53,122,699
========================================================================================================
Aggregate  cost is the same for  federal  income  tax  purposes.  The  aggregate unrealized gain for all securities is as follows:

Excess of market value over cost                                                             3,920,219
Excess of cost over market value                                                            (3,053,036)
--------------------------------------------------------------------------------------------------------
Net unrealized gain                                                                            867,183
========================================================================================================

  HKD  Hong Kong dollar
    *  Non-income producing security.
    +  At fair value as determined under the supervision of the Board of Directors.
   ++  Passive Foreign Investment Company.


                 See accompanying notes to financial statements.

                                    -- 14 --

                                     [LOGO]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.


STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------------

AT JUNE 30, 2001 (UNAUDITED)
---------------------------------------------------------------------------------------------------
                                                                                           (in US$)
---------------------------------------------------------------------------------------------------

ASSETS
---------------------------------------------------------------------------------------------------
Investments at value (Note 2) (cost $51,670,531)                                         52,537,714
Cash (including foreign currencies with a cost of $701,922 and value of $702,124)           808,576
Dividends receivable                                                                        127,230
Prepaid insurance premiums                                                                    4,270
Interest receivable                                                                             383
---------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                             53,478,173
---------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------
Accrued expenses payable                                                                    232,174
Due to Investment Adviser (Note 4)                                                          114,313
Payable for foreign withholding tax                                                           8,987
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                           355,474
---------------------------------------------------------------------------------------------------
NET ASSETS                                                                               53,122,699
===================================================================================================
NET ASSETS CONSIST OF:
Common stock, $0.01 par value
   (100,000,000 shares authorized;
   5,864,280 shares issued and outstanding)                                                  58,643
Paid-in capital                                                                         107,737,085
Accumulated net investment loss                                                            (288,974)
Accumulated realized loss on investments
   and foreign currency transactions, net of distributions                              (55,251,407)
Accumulated net unrealized gain on investments,
   and foreign currency holdings, and other assets
   and liabilities denominated in foreign currencies                                        867,352
---------------------------------------------------------------------------------------------------
NET ASSETS                                                                               53,122,699
===================================================================================================
NET ASSET VALUE PER SHARE ($53,122,699 / 5,864,280)                                            9.06
===================================================================================================

                 See accompanying notes to financial statements.

                                    -- 15 --

                                     [LOGO]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------------------

SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
----------------------------------------------------------------------------------------------
                                                                                    (in US$)
----------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS) (Note 2)
----------------------------------------------------------------------------------------------
Dividend (net of foreign withholding tax of $19,238)                                   683,241
Interest                                                                                24,828
----------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                708,069
----------------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------------
Investment advisory fees (Note 4)                                                      348,268
Audit and legal fees                                                                   286,370
Administration and accounting fees (Note 4)                                            173,876
Directors' fees and expenses                                                            81,073
Custodian fees                                                                          48,482
Shareholder report and meeting expenses                                                 25,582
Shareholder service fees                                                                13,677
Registration fees                                                                       11,157
Other expenses                                                                           8,558
----------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                         997,043
----------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                   (288,974)
==============================================================================================
REALIZED AND UNREALIZED LOSS ON INVESTMENTS, FOREIGN CURRENCY
   HOLDINGS AND OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES
----------------------------------------------------------------------------------------------
NET REALIZED LOSS (Note 2)
   Investments                                                                      (1,131,497)
   Foreign currency transactions                                                      (186,921)
NET CHANGE IN UNREALIZED LOSS (Note 2)
   Investments                                                                        (275,786)
   Foreign currency holdings and other assets and liabilities
      denominated in foreign currencies                                                 (1,253)
----------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
   FOREIGN CURRENCY HOLDINGS AND OTHER ASSETS
   AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES                                (1,595,457)
==============================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                (1,884,431)
----------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements.

                                    -- 16 --

                                     [LOGO]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------

                                                 Six Months Ended
                                                   June 30, 2001      Year Ended
                                                      (in US$)      December 31, 2000
                                                    (unaudited)        (in US$)
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Operations
      Net investment loss                              (288,974)          (351,218)
      Net realized gain (loss) on investments
        transactions                                 (1,131,497)        12,557,051
      Net realized loss on foreign
        currency transactions                          (186,921)          (170,467)
      Net change in unrealized
        loss on investments,
        foreign currency holdings
        and other assets and liabilities
        denominated in foreign currencies              (277,039)       (36,458,161)
-------------------------------------------------------------------------------------
   Net decrease in net assets resulting
      from operations                                (1,884,431)       (24,422,795)
-------------------------------------------------------------------------------------
CAPITAL SHARES REPURCHASED (NOTE 5)                  (1,143,189)       (26,677,840)
=====================================================================================
TOTAL DECREASE IN NET ASSETS                         (3,027,620)       (51,100,635)
   Net Assets:
   Beginning of period                               56,150,319        107,250,954
-------------------------------------------------------------------------------------
   End of period                                     53,122,699         56,150,319
=====================================================================================

                 See accompanying notes to financial statements.

                                    -- 17 --

                                     [LOGO]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                For the
                              Six Months
                                 Ended       For the      For the      For the      For the      For the
                               June 30,    Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                 2001     December 31, December 31, December 31, December 31, December 31,
                               (in US$)       2000         1999         1998         1997         1996
                              (unaudited)   (in US$)     (in US$)     (in US$)     (in US$)     (in US$)
------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of period            9.34        11.78         7.50        11.81        14.31        11.17
============================================================================================================
Net investment income
   (loss)                        (0.05)       (0.06)        0.03         0.02        (0.01)        0.03
Net realized and
   unrealized gain (loss)
   on investment and
   foreign currency-
   related transactions          (0.28)       (2.73)        4.29        (4.33)       (2.45)        3.13
------------------------------------------------------------------------------------------------------------
Total from investment
   operations                    (0.33)       (2.79)        4.32        (4.31)       (2.46)        3.16
============================================================================================================
Dividends from net
   investment income                --          --         (0.04)          --        (0.04)       (0.02)
============================================================================================================
Capital shares repurchased
   (Note 5)                       0.05         0.35           --           --           --           --
============================================================================================================
NET ASSET VALUE, END OF
   PERIOD                         9.06         9.34        11.78         7.50        11.81        14.31
============================================================================================================
Market value, end of
   period                         7.75         7.06         8.44         5.50         9.75        11.38
============================================================================================================
TOTAL INVESTMENT RETURN
   Per share market value         9.8%       (16.3%)       54.2%       (43.6%)      (13.9%)       13.9%
   Per share net asset
      value                      (3.0%)      (20.7%)       57.6%       (36.5%)      (17.2%)       28.3%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period   53,122,699   56,150,319  107,250,954   68,288,936  107,494,855  130,224,095
Ratio of total expenses
   to average net assets          3.58%*       2.02%        2.28%        2.49%        1.68%        2.18%
Ratio of net investment
   income (loss) to
   average net assets            (1.04%)*+    (0.36%)       0.37%        0.24%       (0.05%)       0.26%
Portfolio turnover rate          107.9%        94.8%        90.8%       111.9%       102.6%        44.4%
Number of shares
   outstanding at end of
   period (in thousands)         5,864        6,012        9,101        9,101        9,101        9,101

* Annualized.
+ The ratio of total  expenses  to average  net assets for the six months  ended
  June 30, 2001 is relatively higher than that of previous years due to the decrease of fund size and increased legal expenses as a result of tender offers and share repurchases.

                 See accompanying notes to financial statements.

                                    -- 18 --

                                     [LOGO]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

JUNE 30, 2001
--------------------------------------------------------------------------------

1.    ORGANIZATION AND CAPITAL
      Jardine Fleming China Region Fund, Inc. (the "Fund") was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund commenced operations on July 16, 1992.

2.    SIGNIFICANT ACCOUNTING POLICIES
      The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America for investment companies, are consistently followed by the Fund in the preparation of its financial statements.
      The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

      I)  SECURITY VALUATION
          All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. In valuing the Fund's assets, quotations of foreign securities in a foreign currency are translated to U.S. dollar equivalents at the exchange rate in effect on the valuation date.

      II) U.S. FEDERAL INCOME TAXES
          No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. In 2000, the Fund utilized $12,490,066 of capital loss carryforwards for federal income tax purposes. As of December 31, 2000, the Fund has capital loss carryforwards for federal income tax purposes of $53,865,512, of which $42,188,945 expires in 2006 and $11,676,567 expires in 2007. The Fund intends to retain gains realized in future periods that may be offset by available capital loss carryforward.
          In order for the Fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 2000. The reclassifications relate primarily to the current net operating loss. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

             Undistributed net investment income              $ 351,218
             Undistributed net realized gain                    103,430
             Paid-in-capital                                   (454,648)

                                    -- 19 --

                                     [LOGO]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     III) FOREIGN CURRENCY TRANSLATION

          The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:

           o investments, other assets, and liabilities at the prevailing rates of exchange on the valuation date;

           o investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

          Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investments.
          Unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of accumulated net unrealized gain (loss) on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

      IV) DISTRIBUTION OF INCOME AND GAINS
          The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% federal excise tax. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

      V)  OTHER
          Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Portfolio turnover rate is calculated by dividing the lesser of purchases and sales of investment securities having maturities greater than one year at the time of acquisition by the average monthly market value of those investment securities.

                                    -- 20 --

                                     [LOGO]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

3.    INVESTMENT TRANSACTIONS
      Consistent with its investment objective, the Fund engages in the following transactions practices. The investment objective, policies, program, and risk factors of the Fund are described more fully in the Fund's Prospectus.

      I)  FOREIGN TRANSACTIONS
          Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

      II) OTHER
          During the six months ended June 30, 2001, the Fund made purchases of $57,558,576 and sales of $61,872,238 of investment securities other than short-term investments. There were no purchases or sales of U.S. government securities.

4.    RELATED PARTY TRANSACTIONS


      I) JF International Management Inc. (formerly Jardine Fleming International Management Inc.) (the "Adviser"), provides investment advisory services to the Fund under the terms of an investment advisory agreement. Under the investment advisory agreement, the Adviser is paid a fee, computed weekly and payable monthly, at the annual rate of 1.25% of the first $75 million and 1.00% of the excess over $75 million of the Fund's weekly net assets.

     II) Prior to June 1,  2001,  T. Rowe  Price  Associates,  Inc.,  the former
         Administrator provided administrative services to the Fund under an Administrative Services Agreement. The former Administrator received a fee, payable monthly, at an annual rate of 0.10% of the first $250 million, 0.075% of the next $250 million and 0.05% of the excess over $500 million of the Fund's average weekly net assets, subject to a
         minimum  annual  fee  of  $200,000,   plus  reimbursement  for  certain
         out-of-pocket expenses. The former Administrator also received an annual fee of $85,000 for fund accounting services pursuant to an Accounting Services Agreement. At June 30, 2001, $24,069 was payable to the former Administrator.

    III) Effective June 1, 2001 PFPC Inc. (the "Administrator") provides administrative and accounting services to the Fund under an Administrative and Accounting Services Agreement. The Administrator receives a fee, payable monthly, at an annual rate of 0.135% of the first $100 million, 0.095% of the next $50 million, 0.08% of the next $50 million and 0.065% of the excess over $200 million of the Fund's average weekly net assets, subject to a minimum annual fee of $138,000, plus reimbursement for certain out-of-pocket expenses. At June 30, 2001, $11,342 was payable to the Administrator.

     IV) During the six months ended June 30, 2001, the Fund paid $85,832 in brokerage commissions to Jardine Fleming Broking Ltd. and Jardine Fleming Securities Ltd., affiliated brokers/dealers.

                                    -- 21 --

                                     [LOGO]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

5.    CAPITAL SHARE TRANSACTIONS
      During the year ended December 31, 2000, the Fund's Board of Directors authorized the Fund to purchase shares of its common stock from Fund shareholders, as described below. Any purchase of shares by the Fund has the effect of increasing the net asset value per share of the Fund's remaining shares outstanding. All shares purchased by the Fund are thereafter considered authorized and unissued.

      I)  SHARE REPURCHASE PROGRAM
          The Fund was authorized to repurchase up to 10% of its issued and outstanding shares in the open market through May 9, 2001. Repurchases were made only when the Fund's shares were trading at less than net asset value and at such times and amounts as were believed to be in the best interest of the Fund's shareholders. During the year ended December 31, 2000, the Fund paid $4,202,902 to repurchase 512,400 shares, at a per-share weighted average discount to net asset value of 24.08%.
          Through May 9, 2001, the Fund paid $1,143,189 to repurchase 148,000 shares, at a per-share weighted average discount to net asset value of 20.12%.

      II) TENDER OFFER
          Pursuant to a tender offer that closed on December 18, 2000, the Fund purchased 30% of its outstanding common stock at a price equal to 95% of the Fund's net asset value per share on the closing date. The Fund acquired 2,576,692 shares for a total cost of $22,474,938 in cash. Additionally, the Fund's Board of Directors has announced its intent, beginning in 2001, to implement a partial tender offer or similar transaction if the Fund's shares trade at an average discount to net asset value in excess of 20% for any 13-week period, limited to one such transaction per year.

6.    SUBSEQUENT EVENT

      I)  SHARE REPURCHASE PROGRAM
          On July 23, 2001, the Fund's Board of Directors authorized the Fund to repurchase up to 469,142 shares in the open market during 2001 and 2002.

      II) TENDER OFFER
          Pursuant to a tender offer that closed on July 9, 2001, the Fund purchased 20% of its outstanding common stock at a price equal to 95% of the Fund's net asset value per share on the closing date. The Fund acquired 1,172,856 shares for a total cost of $9,699,167 in cash.

                                    -- 22 --

                                     [LOGO]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

RESULTS OF THE ANNUAL SHAREHOLDERS MEETING
--------------------------------------------------------------------------------

The Fund held its annual shareholders meeting on May 10, 2001. At the meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors. The following tables provide information concerning the matters voted on at the meeting:


      NOMINEE                 VOTES FOR             VOTES ABSTAINED             TOTAL VOTING SHARES
      -------                 ---------             ---------------             -------------------
      A. Douglas Eu           4,537,243                  215,899                     4,753,142
      Ng Yook Man             4,671,973                   81,169                     4,753,142

                                    -- 23 --

                                     [LOGO]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------

THE FUND OPERATES AN OPTIONAL DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (THE "PLAN") WHEREBY:

   a) shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund (the Share Distribution
      Plan).

   b) shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

FOR A  COPY  OF  THE  PLAN   BROCHURE,   AS  WELL  AS  A  DIVIDEND  REINVESTMENT
AUTHORIZATION  CARD,  PLEASE CONTACT:

   State  Street Bank & Trust  Company
   (the Plan Agent):
   P. O. Box 8200
   Boston, Massachusetts 02266-8200
   Telephone No: 800-426-5523 (toll-free)

The following should be noted with respect to the Plan:

If you  participate  in the  Share  Distribution  Plan,  whenever  the  Board of
Directors of the Fund declares an income dividend or net capital gain distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares) if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value (NAV) per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant's account on, or after, the payment date. There is no service charge
for  purchases   under  this  Plan.

For U.S. federal income tax purposes, shareholders receiving newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of the distribution.

There will be no brokerage charge to participants for shares issued directly by the Fund under the Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of shares in connection with the Plan. The Fund will pay the fees of the Plan Agent for handling the Plan.

You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

You also have the option of instructing the Plan Agent to make semiannual cash purchases of shares in the open market. There is a service charge of $1.25 for each purchase under this Share Purchase Plan.

                                    -- 24 --

                                     [LOGO]

                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

DIRECTORS AND ADMINISTRATION
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS                                 THE RT. HON. THE EARL OF CROMER - DIRECTOR AND
                                                       CHAIRMAN OF THE BOARD
                                                       A. Douglas Eu - Director, President, and Treasurer
                                                       Alexander R. Hamilton - Director
                                                       Julian M. I. Reid - Director
                                                       Anthony J. Morgan - Secretary
                                                       John P. Falco - Assistant Secretary

INVESTMENT ADVISER                                     JF INTERNATIONAL MANAGEMENT INC.
                                                       P.O. Box 3151
                                                       Road Town, Tortola
                                                       British Virgin Islands

ADMINISTRATOR                                          PFPC INC.
                                                       400 Bellevue Parkway
                                                       Wilmington, Delaware 19809
                                                       U.S.A.

CUSTODIAN                                              CITIBANK N.A.
                                                       NEW YORK:
                                                       111 Wall Street, 16th Floor
                                                       New York, New York 10005
                                                       U.S.A.

                                                       HONG KONG:
                                                       Citibank Tower
                                                       Citibank Plaza
                                                       3 Garden Road
                                                       Hong Kong

INDEPENDENT ACCOUNTANTS                                PRICEWATERHOUSECOOPERS LLP
                                                       250 West Pratt Street
                                                       Baltimore, Maryland 21201
                                                       U.S.A.

LEGAL COUNSEL                                          CLEARY, GOTTLIEB, STEEN & HAMILTON
                                                       NEW YORK:
                                                       1 Liberty Plaza, 43rd Floor
                                                       New York, New York 10006
                                                       U.S.A.

                                                       HONG KONG:
                                                       39th Floor, Bank of China Tower
                                                       1 Garden Road
                                                       Hong Kong

REGISTRAR, TRANSFER AGENT, AND                         STATE STREET BANK & TRUST COMPANY
DIVIDEND PAYING AGENT                                  P. 0. Box 8200
                                                       Boston, Massachusetts 02266-8200
                                                       U.S.A.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

                                    -- 25 --